UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material Pursuant to Rule 14a-12

FS ENERGY AND POWER FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
October 18, 2021
Dear Fellow Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders of FS Energy and Power Fund (the “Company”) to be held on December 10, 2021 at 10:30 a.m., Eastern Time, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Annual Meeting”).
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.
The Notice of Annual Meeting of Shareholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to:
(i) elect the eight members of the board of trustees named in the enclosed proxy statement to serve as trustees of the Company until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified; and
(ii) ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
The Company’s board of trustees unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to certain of its shareholders over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about October 18, 2021, the Company intends to mail to most of its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report and how to submit proxies over the Internet. All other shareholders will receive a copy of the proxy statement and annual report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement. The Company believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your common shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the Internet or by telephone.
Your vote and participation in the governance of the Company are very important to us.
Sincerely yours,
Michael C. Forman
Chairman and Chief Executive Officer

FS ENERGY AND POWER FUND
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On December 10, 2021
To the Shareholders of FS Energy and Power Fund:
NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of FS Energy and Power Fund, a Delaware statutory trust (the “Company”), will be held at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on December 10, 2021 at 10:30 a.m., Eastern Time, (the “Annual Meeting”), for the following purposes:
1.
To elect the eight members of the board of trustees named in the enclosed proxy statement to serve as trustees of the Company until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified.

2.
To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The board of trustees has fixed the close of business on October 14, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2020 (the “Annual Report”) are available at www.proxyvote.com.
If you plan on attending the Annual Meeting and voting your common shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. If your shares are held through a broker and you attend the Annual Meeting in person, please bring a letter from your broker identifyingyou as the beneficial owner of the shares and authorizing you to vote your shares at the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.
By Order of the Board of Trustees,
Stephen S. Sypherd
General Counsel and Secretary
October 18, 2021
Shareholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of trustees of the Company. You may authorize a proxy over the Internet or by telephone by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Authorizing a proxy is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS ENERGY AND POWER FUND
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On December 10, 2021
PROXY STATEMENT
GENERAL
This proxy statement is furnished in connection with the solicitation of proxies by the board of trustees (the “Board”) of FS Energy and Power Fund, a Delaware statutory trust (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on December 10, 2021 at 10:30 a.m., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report and how to submit proxies over the Internet, are being mailed on or about October 18, 2021 to shareholders of record described below and are available at www.proxyvote.com.
All properly executed proxies representing common shares of beneficial interest, par value $0.001 per share, of the Company (the “Common Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no instructions are marked, the Common Shares will be voted FOR:
(i) the proposal to elect the eight members of the board of trustees named in the enclosed proxy statement to serve as trustees of the Company until the 2022 annual meeting of shareholders and until their successor is duly elected and qualified (the “Trustee Proposal”); and
(ii) the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Accountant Proposal”).
Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any shareholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Common Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.
Quorum
Shareholders of the Company are entitled to one vote for each Common Share held. Under the Company’s Amended and Restated Bylaws, one third of the number of Common Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Common Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. Common Shares for which brokers have not received voting instructions from the beneficial owner of the Common Shares and do not have, or choose not to exercise, discretionary authority to vote the Common Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) also will be treated as Common Shares present for quorum purposes.
Adjournments
In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting as originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice other than announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.
Record Date
The Board has fixed the close of business on October 14, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were 446,088,860.091 Common Shares outstanding.
Required Vote
Election of Trustee Nominees.   Each trustee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the trustee nominee with the most votes for a particular seat is elected for that seat. Because all of the trustee nominees are running unopposed, all eight trustee nominees are expected to be elected as trustees of the Company, as all nominees who receive votes in favor will be elected. Each share may be voted for as many individuals as there are trustee nominees and for whose election the share is entitled to be voted. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Trustee Proposal. Common Shares represented by broker non-votes are not considered votes cast and thus have no effect on the Trustee Proposal. Shareholders may not cumulate their votes.
Ratification of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Common Shares, there will not be any broker non-votes with respect to the Accountant Proposal.
Householding
The Company combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your mailings from the Company and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, SS&C Technologies, Inc. by telephone at (877) 628-8575 or by mail to FS Energy and Power Fund, c/o SS&C Technologies, Inc., 430 W. 7th Street, Kansas City, Missouri 64105.
Voting
You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address included in your Notice of Internet Availability of Proxy Materials or your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Shareholders of the Company are entitled to one vote for each Common Share held.
When voting by proxy and mailing your proxy card, you are required to:
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indicate your instructions on the proxy card;

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date and sign the proxy card;

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mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

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allow sufficient time for the proxy card to be received on or before 10:30 a.m., Eastern Time, on December 10, 2021.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2020 (the “Annual Report”) are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report.
If you plan on attending the Annual Meeting and voting your Common Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.
Other Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card, the Annual Report and the Notice of Internet availability of Proxy Materials. The Company has requested that brokers, nominees, fiduciaries and other persons holding Common Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by trustees, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $27,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.
Notice of Internet Availability of Proxy Materials
In accordance with SEC regulations, the Company has made this proxy statement, the Notice of Annual Meeting of Shareholders and the Annual Report available to shareholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.
This proxy statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Common Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report.
Security Ownership of Management and Certain Beneficial Owners
The following table sets forth, as of the Record Date, the beneficial ownership of the trustee nominees, the Company’s executive officers and trustees, each person known to the Company to beneficially own 5% or more of the outstanding Common Shares, and all of the Company’s executive officers and trustees as a group.
Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the Common Shares. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of October 14, 2021. Ownership information for those persons who beneficially own 5% or more of the Common Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.
	Common Shares Beneficially Owned as of October 14, 2021
Name and Address of Beneficial Owner(1)	Number of Common Shares	Percentage(2)
Interested Trustees:
Michael C. Forman(3)	446,701.190	*
R. Blair Thomas	—	*
Independent Trustees:
Sidney R. Brown(4)	64,870.090	*
Gregory P. Chandler(5)	29,221.239
Richard I. Goldstein	43,992.788	*
Kathleen A. McGinty	—
Charles P. Pizzi	22,003.792	*
Pedro A. Ramos	—	*
Executive Officers:
Eric Long	—	*
James R. Beach	2,114.739
David S. Weiser	—
Edward T. Gallivan, Jr	5,171.140	*
Stephen S. Sypherd(6)	7,920.475	*
James F. Volk	2,194.721	*
All Executive Officers and Trustees as a group (14 persons)	624,190.174	*

*
Less than one percent.

(1)
The address of each beneficial owner is c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)
Based on a total of 446,088,860.091 Common Shares issued and outstanding on October 14, 2021.

(3)
Includes 270,905.320 Shares held through MCFDA SCV LLC, 11,250.414 Shares held for the benefit of minor children in trust and 164,545.456 Shares held by FSH Seed Capital Vehicle I LLC.

(4)
Includes 28,055.556 Common Shares held by NFI International, Ltd., a company of which Mr. Brown is a principal interest holder, and 36,814.53 Common Shares held in trust.

(5)
All shares held in 401(k) account.

(6)
All shares held in a joint account with spouse.

Dollar Range of Equity Securities Beneficially Owned by Trustees and Trustee Nominees
The table below shows the dollar range of equity securities of the Company that were beneficially owned by each trustee as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)
Interested Trustees:
Michael C. Forman	Over $100,000
R. Blair Thomas	—
Independent Trustees:
Sidney R. Brown	Over $100,000
Gregory P. Chandler	Over $100,000
Richard I. Goldstein	Over $100,000
Charles P. Pizzi	$50,001 - $100,000
Kathleen A. McGinty	—
Pedro A. Ramos	—

(1)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities of the Company is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

PROPOSAL 1: ELECTION OF TRUSTEES
At the Annual Meeting, shareholders of the Company are being asked to consider the election of eight trustees of the Company. Pursuant to the Company’s Third Amended and Restated Declaration of Trust and Second Amended and Restated Bylaws, the number of trustees on the Board may not be fewer than either the minimum number required by the Delaware General Corporation Law or three, except for a period of up to 60 days after the death, removal or resignation of a trustee pending the election of such trustee’s successor, or greater than twelve. Trustees of the Company are elected annually for a term of one year, and serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The Board is currently comprised of eight trustees. Each trustee below has been nominated for election by the Board to serve a one-year term until the 2022 annual meeting of shareholders and until his or her successor is duly elected and qualified: (i) Michael C. Forman, (ii) R. Blair Thomas, (iii) Sidney R. Brown, (iv) Gregory P. Chandler, (v) Richard I. Goldstein, (vi) Kathleen A. McGinty, (vii) Charles P. Pizzi and (viii) Pedro A. Ramos.
Each trustee has agreed to serve as a trustee if elected and has consented to being named as a nominee. No person being nominated as a trustee is being proposed for election pursuant to any agreement or understanding between such person and the Company.
A shareholder can vote for, or withhold his or her vote from, any or all of the trustee nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the trustee nominees named below. If any of the trustee nominees should decline or be unable to serve as a trustee, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee of the Company. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.
Information about the Board and Trustee Nominees
The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the shareholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, the oversight of the Company’s financing arrangements and corporate governance activities.
A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company or FS/EIG Advisor, LLC, the Company’s investment adviser (“FS/EIG Advisor”) and are “independent” as defined in Rule 5605(a)(2) of The NASDAQ Stock Market LLC. These individuals are referred to as the Company’s independent trustees (the “Independent Trustees”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board who are not Independent Trustees are referred to as interested trustees (the “Interested Trustees”).
The Board is currently comprised of eight trustees, six of whom are Independent Trustees. The Board has determined that the following trustees and trustee nominees are, or if applicable will be, Independent Trustees: Ms. McGinty and Messrs. Brown, Chandler, Goldstein, Pizzi and Ramos. Based upon information requested from each trustee concerning their background, employment and affiliations, the Board has affirmatively determined that none of the Independent Trustees has, or within the last two years had, a material business or professional relationship with the Company, other than in their capacity as a member of the Board or any Board committee or as a shareholder. If each of the trustee nominees is elected, the Board will be comprised of eight trustees, six of whom will be Independent Trustees.
In considering each trustee and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the Board believes enables a trustee to make a significant contribution to the Board, the Company and its shareholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company.

These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company’s overall operational success and creating shareholder value. The Board believes that trustees who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company’s management and the Company’s long-term and strategic objectives.
The following table sets forth certain information regarding the Independent Trustee nominees and Interested Trustee nominees, including a description of the experience, characteristics, attributes and skills of each trustee nominee that led the Board to conclude that each such person should serve as a trustee.
INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Sidney R. Brown Age: 64 Trustee	Since 2011
Mr. Brown has served as the chief executive officer of NFI, Inc. (“NFI”), a premier integrated supply chain solutions company, since the late 1990s. NFI, founded in 1932 as National Hauling, has evolved from a trucking company in a regulated environment into one of the largest privately-held third-party logistics companies in the United States. NFI in North America now consists of logistics, warehousing and distribution, transportation, intermodal, real estate, transportation brokerage, contract packaging, solar, global freight forwarding and NFI Canada. From 1990 to 2017, Mr. Brown served in various capacities with Sun National Bank, including chairman and interim chief executive officer. He began his career working for Morgan Stanley in New York City as a financial analyst in the corporate finance department of the investment bank. Mr. Brown has served as a director of J & J Snack Foods Corp. since 2004, and currently serves on the board of trustees of Cooper Health System. Mr. Brown also served as a director of Sun National Bank from 1990 to 2016, and as chairman from 2013 to 2016. Mr. Brown received a B.S.B.A. in Finance from Georgetown University and an M.B.A. from Harvard University.
Mr. Brown has served as a member of various boards for publicly-traded companies. In addition, his service as chief executive officer of NFI has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.
			One	Sun National Bank;J&J Snack Foods Corp.; Cooper Health System

INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Gregory P. Chandler Age: 54 Trustee	Since 2010
Mr. Chandler has been chief financial officer of Herspiegel Consulting LLC (“Herspiegel”), a leading pharmaceutical and biotech consulting firm since December 2020. Prior to Herspiegel, Mr. Chandler acted as chief financial officer of Avocado Systems Inc., a cybersecurity provider, from December 2019 to November 2020, and chief financial officer of Emtec, Inc. (“Emtec”), a global information technology services provider, from May 2009 to April 2020. Mr. Chandler has also been a member of Emtec’s board of directors since 2005 where he served as chairman of the audit committee from 2005 through 2009. He was a member of the board of directors of FS KKR Capital Corp. from April 2008 through December 2018, and served as chairman of its audit committee and as a member of its valuation committee.
Mr. Chandler also presently serves as director and chairman of the audit committee of the RBB Funds, the Penn Capital Funds Trust and the Wilmington Funds. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).
Mr. Chandler began his career as an officer in the United States Army. After business school he spent four years with PricewaterhouseCoopers LLP (“PwC”), and its predecessor, Coopers and Lybrand, where he assisted companies in the “Office of the CFO Practice” and also worked as a certified public accountant. During his tenure at PwC he spent the majority of his time in the investment company practice. Mr. Chandler followed his experience at PwC with a ten year career as an investment banker, followed by eleven years as the chief financial officer of Emtec, Inc. (“Emtec”), a global information technology provider. He spent fifteen years on Emtec’s board of directors.
			One	Emtec, Inc.; RBB Funds; Penn Capital Funds Trust overseeing forty portfolios; Wilmington Funds overseeing ten portfolios; FS KKR Capital Corp.

INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Richard I. Goldstein Age: 60 Trustee and Lead Independent Trustee	Trustee since 2011 Lead Independent Trustee since March 2015
Mr. Goldstein has served as the Company’s lead independent trustee since March 2015. Mr. Goldstein also serves as a member of the board of directors of FS KKR Capital Corp. (which merged with FS KKR Capital Corp. II in June 2021), and has presided in such role since April 2015. He currently acts as chief operating officer of Radius Global Infrastructure Inc. since 2020 and also served as a managing trustee of Liberty Associated Partners, LP (“LAP”), since 2000 and Associated Partners, LP, or AP, since 2006, both investment funds that make private and public market investments in communications, media, internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc. (“AGI”), a multi- billion dollar publicly-traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI’s cellular telephone operations. Mr. Goldstein has also served as a director of Ubicquia since 2017. He also served as a member of the board of trustees of The Shipley School from 2009 through 2014 and has counseled many early stage companies. Mr. Goldstein received a B.S. in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.
			One	FS KKR Capital Corp.

Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries, including in the energy industry. This experience has provided Mr. Goldstein, in the opinion of the Board, with experience and insight which is beneficial to the Company.

INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Kathleen A. McGinty Age: 58 Trustee	Since 2020
Kathleen A. McGinty has been Vice President and Chief Sustainability, Government and Regulatory Affairs for Johnson Controls, a leading energy efficiency and buildings technology company, since May 2019. Prior to joining Johnson Controls, she served as Chair of the Pennsylvania Energy Development Authority from 2004 to 2008 and Pennsylvania Secretary of Environmental Protection from 2003 to 2008. Prior to this she was Chair of the White House Council on Environmental Quality and Deputy Assistant to the President from 1993 to 1998.
Ms. McGinty has also served as an operating partner with a private equity fund, where she helped build successful growth strategies for mid-stage clean energy, water and efficiency companies, as well as served as a director of publicly traded and privately held businesses in the energy sector. Currently, Ms. McGinty serves on the boards of the Scott Institute for Energy Innovation at Carnegie Mellon University, the Energy Futures Initiative, the Alliance to Save Energy, the Keystone Policy Center, the American Council on Renewable Energy, and the Delaware River Port Authority. Ms. McGinty received a B.S. in chemistry from St. Joseph’s University and J.D. from Columbia University. She has also received honorary doctorates from Muhlenberg University, Dickinson College, and Clarion State University.
Ms. McGinty’s extensive service in the private and public sectors has provided her, in the opinion of the Board, with experience and insight which is beneficial to the Company.
			One	None

INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Charles P. Pizzi Age: 71 Trustee	Since 2012
Mr. Pizzi is the retired president, director and chief executive officer of Tasty Baking Company, manufacturer of Tastykake branded snack cakes. He served in these positions from 2002 to May 2011. Prior to leading Tasty Baking Company, Mr. Pizzi served as president and chief executive officer of the Greater Philadelphia Chamber of Commerce, vice-chairman of the American Chamber of Commerce Executives and chairman of the Metro Council of Presidents.
His career also includes work with the transition teams for the former Pennsylvania Governor Tom Ridge and the former Philadelphia Mayor Ed Rendell. Mr. Pizzi has also served as commerce director for the City of Philadelphia. He has been a trustee of Brandywine Realty Trust since 1996, serving on the audit committee and as a chair of the compensation committee, the chairman of the board of directors of Independence Health Group (“IHG”) where he has been a member since 1991, trustee of Pennsylvania Real Estate Investment Trust since May 2013 and a director of Drexel University since 1991. Since 2020, Mr. Pizzi is also a trustee of Mistras Group Inc., a multinational provider of integrated technology-enabled asset protection solutions, and he recently joined AmeriHealth Caritas, a subsidiary of IHG and a provider of Medicaid service. Mr. Pizzi was a director of the Federal Reserve Bank of Philadelphia from 2006 to December 2011, serving as chairman from January 2010 to December 2011. He also previously served as a director of the Philadelphia Stock Exchange from 1998 until it was acquired by NASDAQ in July 2008, on the board of governors of NASDAQ OMX PHLX, Inc. from August 2008 to March 2009 and as a director of Allied Security Holdings LLC from 2011 to 2016. Mr. Pizzi holds a bachelor’s degree from LaSalle University and a master’s degree from the University of Pennsylvania.
Mr. Pizzi has significant experience as an executive and director at various companies and governmental organizations. This experience has provided Mr. Pizzi, in the opinion of the Board, with experience and insight which is beneficial to the Company.
			One	Brandywine Realty Trust; FS Global Credit Opportunities Fund; PHH Corporation; Pennsylvania Real Estate Investment Trust; Mistras Group, Inc.; AmeriHealth Caritas

INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Pedro Ramos Age: 56 Trustee	Since 2011
Pedro A. Ramos has served as the president and chief executive officer of The Philadelphia Foundation, or TPF, since August 2015, a charitable foundation that builds, manages and distributes philanthropic resources to improve lives in the greater Philadelphia region. Prior to joining TPF, he was a partner with the law firm of Schnader, Harrison, Segal & Lewis LLP (“Schnader”) where he advised clients in the business, nonprofit and government sectors, focusing on transactions, financings, compliance, risk management and investigations. From June 2009 until the firm’s attorneys joined Schnader in August 2013, Mr. Ramos was a partner with the law firm of Trujillo, Rodriguez & Richards, LLC and led the firm’s government, education and social sector practice. From June 2007 to June 2009, Mr. Ramos was a partner with the law firm of Blank Rome LLP in its employment, benefits and labor group and its government relations practice. Mr. Ramos previously served as Managing Director of the City of Philadelphia from April 2005 to June 2007 and as City Solicitor from March 2004 to April 2005. Before working for the City of Philadelphia, Mr. Ramos served as vice president and chief of staff to the president of the University of Pennsylvania from January 2002 to March 2004. From September 1992 to January 2002, Mr. Ramos served as an attorney with the law firm of Ballard Spahr Andrews & Ingersoll, LLP in its employee benefits group. From November 2011 to October 2013, Mr. Ramos served as the chairman of the School Reform Commission, which oversees the School District of Philadelphia. Mr. Ramos served on the Board of the School District of Philadelphia from December 1995 through December 2001, with his last two years as president of that board. Mr. Ramos has served as a member of the executive committee and a director of the Greater Philadelphia Chamber of Commerce since October 2017. Mr. Ramos also serves as a member of the board of directors of AmeriGas Propane, Inc. from 2015 to 2019 and Independence Health Group, Inc. since 2015.
			One	AmeriGas Propane, Inc.; FS KKR Capital Corp. Independence Health Group, Inc.

INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Mr. Ramos’ extensive service in the private and public sectors has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.
Michael C. Forman Age: 60 Chairman of the Board and Chief Executive Officer	Since 2010
Mr. Forman has served as the Company’s chairman and chief executive officer since its inception in September 2010 and as the chairman and chief executive officer of FS Advisor since its inception in September 2010. He has also served as the chairman and chief executive officer of FS/EIG Advisor since its inception. Mr. Forman also serves as a member of the board of directors of FS KKR Capital Corp. since 2007 (which merged with FS KKR Capital Corp. II in June 2021), FS Global Credit Opportunities Fund since 2013, FS Series Trust since 2017, FS Credit Income Fund since 2016, FS Multi-Alternatives Income Fund since 2018 and FS Credit Real Estate Income Trust, Inc. since 2017. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.
Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FS/EIG Advisor. The Board believes Mr. Forman’s experience and his positions as the Company and FS/EIG Advisor’s chief executive officer make him a significant asset to the Company.
One
FS KKR Capital Corp.(formerly FS Investment Corporation); FS Global Credit Opportunities Fund;FS Credit Real Estate Income Trust; FS Credit Income Fund; FS Energy Total Return Fund; FS Series Trust; FS Multi- Alternative Income Fund

INDEPENDENT TRUSTEE NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee During the Past Five Years†
Robert Blair Thomas, 59 Trustee	Since 2019
Mr. Thomas has served as a trustee of the Company since September 2019. Mr. Thomas is the chief executive officer of EIG Global Energy Partners (“EIG”), as well as Chairman of the Investment Committee and Executive Committee of EIG. EIG was formerly part of Trust Company of the West, where Mr. Thomas was a group managing director and a member of the Board of Directors of TCW Asset Management Company. Prior to joining EIG in 1998, Mr. Thomas was a senior investment officer with the Inter-American Development Bank and a project finance attorney at the law firm of Brown & Wood in New York. Mr. Thomas also served on the White House staff of President George H. W. Bush as an advisor on energy and budget policy. Mr. Thomas received a BA from the University of Virginia, a JD from New York Law School and an LLM from Georgetown University Law Center. Mr. Thomas is also the chairman of the Board of Directors of Harbour Energy Plc and Prumo Logistica S.A.
Mr. Thomas has significant experience as an executive, director and advisor at various organizations. In addition, Mr. Thomas has significant legal and investment management experience. This experience has provided Mr. Thomas, in the opinion of the Board, with experience and insight which is beneficial to the Company.
			One	Chrysaor Holdings Ltd.; Harbour Energy Ltd.; Harbour Energy Plc; Limetree Bay Ventures; Prumo Logistica S.A.

†
Includes directorships held in (1) any investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act and (3) any company subject to the requirements of Section 15(d) of the Exchange Act, in each case, other than with respect to the Company.

(1)
The address for each trustee is c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)
Trustees serve for a one-year term until the next annual meeting of shareholders and until their successors are duly elected and qualified.

(3)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Thomas are each an “interested person” because of their affiliation with FS/EIG Advisor.

Risk Oversight and Board Structure
Board’s Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Company’s investment valuation process through the Company’s Valuation Committee that operates pursuant to authority assigned to it by the Board; (5) overseeing the Company’s cyber security risk management program through the Company’s Audit Committee; (6) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including the investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; (7) reviewing periodically, and at least annually, the Company’s fidelity bond, trustees and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; and (8) overseeing the Company’s accounting and financial reporting processes, including supervision of the Company’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (9) overseeing the services of the Company's chief compliance officer to test its compliance procedures and those of its service providers.
The Board also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board receives a quarterly report from the chief compliance officer, who reports on, among other things, the Company’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the Company’s chief compliance officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The chief compliance officer’s report, which is reviewed by the Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. The chief compliance officer also meets separately in executive session with the Independent Trustees at least once each year. In addition to compliance reports from the Company’s chief compliance officer, the Board also receives reports from legal counsel to the Company regarding regulatory compliance and governance matters.
Board Composition and Leadership Structure
Mr. Forman, who is an “interested person” of the Company (as defined in Section 2(a)(19) of the 1940 Act), serves as both the chief executive officer of the Company and chairman of the Board. The Board believes that Mr. Forman, as co-founder and chief executive officer of the Company, is the trustee with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the Board. The Company’s Third Amended and Restated Declaration of Trust, as well as regulations governing business development companies (“BDCs”) generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act.
While the Company currently does not have a policy mandating a lead Independent Trustee, the Board believes that having an Independent Trustee fill the lead trustee role is appropriate. On March 9, 2015, the Board appointed Mr. Goldstein as lead Independent Trustee. The lead Independent Trustee, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Trustees in executive session, facilitates communications between other members of the Board and the chairman of the Board and/or the chief executive officer and otherwise consults with the chairman of the Board and/or the chief executive officer on matters relating to corporate governance and Board performance.
The Board, after considering various factors, has concluded that its structure is appropriate given the current size and complexity of the Company and the extensive regulation to which the Company is subject as a BDC.
Board Meetings and Attendance
The Board met 19 times during the fiscal year ended December 31, 2020, including four regular quarterly meetings. Each trustee attended at least 75% of the aggregate of all meetings of the Board to which they were invited during the fiscal year ended December 31, 2020, with the exception of Mr. Brown. The

Company does not have a formal policy regarding trustee attendance at an annual meeting of shareholders. None of the trustees attended the Company’s annual meeting held on December 14, 2020.
Committees of the Board
The Board has established three standing committees of the Board, which consist of an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee.
The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of trustee compensation and decisions on trustee compensation are based on, among other things, a review of data of comparable BDCs.
Audit Committee
The Board has established an Audit Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Audit Committee. The Audit Committee members are currently Messrs. Chandler (Chairman), Pizzi and Ramos, each an Independent Trustee. The Board has determined that Mr. Chandler is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants. The Audit Committee held four meetings during the fiscal year ended December 31, 2020. Each member of the Audit Committee who served on such committee during the 2020 fiscal year attended over 75% of the aggregate of all the meetings held during 2020. The Audit Committee charter is available on the Corporate Governance portion of the Company’s website at https://fsinvestments.com/investments/all-investments/fsep/.
Valuation Committee
The Board has established a Valuation Committee that operates pursuant to a charter and consists of five members, including a Chairman of the Valuation Committee. The Valuation Committee members are currently Ms. McGinty and Messrs. Brown, Chandler, Goldstein (Chairman) and Ramos. The primary function of the Valuation Committee is to establish guidelines and make recommendations to the Board on matters relating to the valuation of the Company’s investments. The Valuation Committee held four meetings during the fiscal year ended December 31, 2020. Each member of the Valuation Committee who served on such committee during the 2020 fiscal year attended over 75% of the aggregate of all the meetings held during 2020.
Nominating and Corporate Governance Committee
The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter and consists of two members, including a Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee members are currently Messrs. Brown and Pizzi. The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of trustees for election by shareholders, selection of trustee nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Board. The Nominating and Corporate Governance Committee held no meetings during the fiscal year ended December 31, 202019.
With respect to nominating trustee candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and rules promulgated by the SEC. Each of the trustee nominees was approved by the members of the Nominating and Corporate Governance Committee and the entire Board.
The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Board members, as well as the Company’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board must provide notice to the Secretary of the Company in accordance with the requirements set forth in the Company’s Second Amended and Restated Bylaws, which are described in greater detail under the heading “Submission of Shareholder Proposals.” Nominees for trustee who are recommended by shareholders will be evaluated in the same manner as any other nominee for trustee. The Nominating and Corporate Governance Committee charter is available on the Corporate Governance portion of the Company’s website at https://fsinvestments.com/investments/all-investments/fsep/.
Communications Between Shareholders and the Board
The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board or to any particular trustee to the following address: c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Shareholders should indicate clearly the trustee or trustees to whom the communication is being sent so that each communication may be forwarded directly to the appropriate trustee(s).
Information about Executive Officers Who Are Not Trustees
The following table sets forth certain information regarding the executive officers of the Company who are not trustees of the Company. Each executive officer holds their office until their successor is chosen and qualifies, or until their earlier resignation or removal.
Name, Address, Age and Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years
Eric Long Age: 51 President	Since 2019
Mr. Long has served as the Company’s president since September 2019 and as its portfolio manager since April 2018. Mr. Long has served as a managing director of EIG since 2014. Prior to joining EIG in 2014, Mr. Long was a senior investment banker with Goldman Sachs. During his tenure, Mr. Long advised companies on a broad range of transactions including mergers, acquisitions, divestitures, debt and equity financings and other corporate finance functions. Prior to joining Goldman Sachs, Mr. Long was a director in the Transaction Services Group of PricewaterhouseCoopers. Mr. Long is a Chartered Financial Analyst (CFA). He holds a B.A. from the University of Vermont and an M.B.A. from the Wharton School at the University of Pennsylvania.

Name, Address, Age and Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years
David S. Weiser Age: 41 Chief Investment Officer	Since 2021
Mr. Weiser serves as a managing director in the investment management group of FS Investments, with just under 20 years of investment experience. He is primarily responsible for reviewing and assessing potential investments within the Company’s investment portfolio, performing due diligence on the same and monitoring existing investments. Before joining FS Investments and its affiliated investment advisers, Mr. Weiser served as a research analyst at Towerview (long-biased public equities fund), Mr. Weiser originated and executed investments in companies involved in mergers, restructurings and deep value situations. Prior to that role, Mr. Weiser was an associate at Golub Capital where he executed middle market debt and equity investments. Mr. Weiser earned a Bachelor of Science in economics (magna cum laude) from the Wharton School at the University of Pennsylvania.

Edward T. Gallivan, Jr. Age: 59 Chief Financial Officer	Since 2012
Mr. Gallivan has served as the Company’s chief financial officer since November 2012. Mr. Gallivan also serves as the chief financial officer of certain of the other funds sponsored by FS Investments. Prior to his appointment as chief financial officer, Mr. Gallivan was director of financial reporting at BlackRock and assistant treasurer of mutual funds at State Street Research & Management. Mr. Gallivan began his career as an auditor at the global accounting firm PwC where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College.

James R. Beach Age: 35 Chief Operating Officer	Since 2020
Mr. Beach is a Managing Director of FS Investments, which he joined in 2010. He is one of the persons responsible for fund administration and operations, including valuation, forecasting, management and compliance reporting. Mr. Beach primarily focuses on matters relating to the Company, but performs administrative matters for a number of funds sponsored by FS Investments. Prior to joining FS Investments, Mr. Beach was an Investment Banking Analyst at Ewing Bemiss & Co. Mr. Beach received his B.A. in Economics from the University of Richmond and a general course certificate from the London School of Economics. Mr. Beach holds the CFA Institute’s Chartered Financial Analyst designation.

Name, Address, Age and Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years
Stephen S. Sypherd Age: 44 General Counsel and Secretary	Since 2013
Mr. Sypherd serves as the Company’s General Counsel and secretary. Mr. Sypherd also currently serves as the general counsel, vice president, treasurer and/or secretary of certain of the other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committee of that board).

James F. Volk Age: 59 Chief Compliance Officer	Since April 2015
Mr. Volk has served as the Company’s chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of the other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting the Company and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an inactive Certified Public Accountant.

(1)
The address for each officer is c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Code of Business Conduct and Ethics
The Company has adopted a code of business conduct and ethics (as amended and restated to date, the “Code of Business Conduct and Ethics”) pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Company’s Code of Business Conduct and Ethics can be accessed on the Corporate Governance portion of the Company’s website at https://fsinvestments.com/investments/all-investments/fsep/. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Shareholders may also obtain a copy of the Code of Business Conduct and Ethics, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Practice and Policies Regarding Personal Trading and Hedging of Company Equity
The Company has also established a policy designed to prohibit its officers, directors, and certain employees of FS/EIG Advisor from purchasing or selling shares of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits all directors and officers from engaging in hedging or monetization transactions or similar arrangements with respect to the Company’s securities without prior approval of the Company’s chief compliance officer.
Compensation Discussion and Analysis
The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. As an externally managed BDC, services necessary for the Company’s business are provided by individuals who are employees of FS/EIG Advisor or its affiliates or by individuals who were contracted by FS/EIG Advisor, the Company or their respective affiliates to work on behalf of the Company. Each of the Company’s executive officers is an employee of FS/EIG Advisor or its affiliates, and the day-to-day investment operations and administration of the Company’s portfolio are managed by FS/EIG Advisor. In addition, the Company reimburses FS/EIG Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FS/EIG Advisor’s allocable portion of the compensation and/or related expenses of certain personnel of FS Investments and EIG providing administrative services to the Company on behalf of FS/EIG Advisor in performing its obligations under the investment advisory and administrative services agreement between the Company and FS/EIG Advisor (the “FS/EIG Investment Advisory and Administrative Services Agreement”).
Trustee Compensation
The Company does not pay compensation to its trustees who also serve in an executive officer capacity for the Company or FS/EIG Advisor or its affiliates Trustees who do not also serve in an executive officer capacity for the Company or FS/EIG Advisor or its affiliates are entitled to receive annual cash retainer fees, fees for participating in quarterly Board and Board committee meetings and certain other Board and Board committee meetings and annual fees for serving as a committee chairperson. These trustees are Ms. McGinty and Messrs. Brown, Chandler, Goldstein, Pizzi and Ramos. Mr. Goldstein also receives an annual retainer for his service as the lead Independent Trustee.
Amounts payable under the trustee fee arrangement are determined and paid quarterly in arrears as follows:
Fee	Amount
Annual Board Retainer	$100,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers:
Audit and Valuation Committees	$20,000
Nominating and Governance Committee	$15,000
Other Committees	$10,000
Committee Meeting Fees	$1,000
Annual Lead Independent Trustee Retainer	$25,000
The Company will also reimburse each of the above trustees for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each in-person committee meeting not held concurrently with a Board meeting.

The table below sets forth the compensation received by each of the Company’s trustees for service during the fiscal year ended December 31, 2020:
Name of Trustee	Fees Earned or Paid in Cash by the Company	Total Compensation from the Company
Sidney R. Brown	$112,500	$112,500
Stephen T. Burdumy(1)	$39,167	$39,167
Gregory P. Chandler	$139,000	$139,000
Michael C. Forman	—	—
Richard I. Goldstein	$159,000	$159,000
Kathleen A. McGinty(2)	$89,167	$89,167
Charles P. Pizzi	$131,000	$131,000
Pedro A. Ramos	$119,000	$119,000
R. Blair Thomas	—	—

(1)
Mr. Burdumy resigned from the Board, effective as of May 13, 2020.

(2)
Ms. McGinty was appointed as a trustee by the Company’s trustees on March 16, 2020.

Certain Relationships and Related Party Transactions
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company’s Code of Business Conduct and Ethics generally prohibits any employee, officer or trustee from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the Code of Business Conduct and Ethics for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event (which we define as (1) a listing of the Company’s Common Shares on a national securities exchange, (2) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the Board in which the Company’s shareholders likely will receive cash or shares of a publicly traded company), all future transactions with affiliates of the Company will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the Board, including a majority of the Independent Trustees.
Compensation of the Investment Adviser
Pursuant to the FS/EIG Investment Advisory and Administrative Services Agreement, FS/EIG Advisor is entitled to an annual base management fee based on the average weekly value of the Company’s gross assets (gross assets equals total assets as set forth on the Company’s consolidated balance sheets) during the most recently completed calendar quarter and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.75% of the average weekly value of the Company’s gross assets. Pursuant to a letter dated May 13, 2020 (the “May Letter”), FS/EIG Advisor elected to defer the payment of 74.9% of the base management fee to which it was entitled for the investment advisory services provided during the quarterly period ended March 31, 2020 and thereafter until FS/EIG Advisor notified the Company that it no longer intends to defer payments. FS/EIG Advisor agreed that it would take the deferred payment for any quarter upon the earlier of (1) the date provided by FS/EIG Advisor in a written notice to the Company and (2) the end of the third full calendar quarter following the quarter in which the provision of services to which such deferred payment relates. Pursuant to the May Letter, the deferred payment for any quarter was deferred without interest and could be taken in such other quarter, in whole or in part, as FS/EIG Advisor determined. Pursuant to the FS/EIG Investment Advisory and Administrative Services Agreement, FS/EIG Advisor is entitled to an annual base management fee based on the average weekly value of the Company’s gross assets (gross assets equals total assets as set forth on the Company’s consolidated balance sheets) during the most recently completed calendar quarter and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.75% of the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance, described below. FS/EIG Advisor has received the deferred payments for the quarters ended March 31, 2020 and June 30, 2020 and elected not to defer the base management fee for the quarters ended September 30, 2020 and December 31, 2020. In addition, on February 26, 2021, FS/EIG Advisor notified the Company that it no longer intends to defer the payment of any portion of the management fee pursuant to the May Letter.
The incentive fee consists of two parts: (i) the capital gains incentive fee and (ii) the subordinated income incentive fee. Pursuant to the terms of the FS/EIG investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee equals 20.0% of the Company’s “incentive fee capital gains,” which are the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FS/EIG Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.
Pursuant to the terms of the FS/EIG Investment Advisory and Administrative Services Agreement, FS/EIG Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the FS/EIG Investment Advisory and Administrative Services Agreement is calculated and payable quarterly in arrears and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS/EIG Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s Common Shares (including proceeds from its distribution reinvestment plan) reduced for distributions from non- liquidating dispositions of the Company’s investments paid to shareholders and amounts paid for share repurchases pursuant to the Company’s share repurchase program. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS/EIG Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. This “catch-up” feature will allow FS/EIG Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS/EIG Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.
FS/EIG Advisor may receive structuring or other upfront fees from portfolio companies in which FS/EIG Advisor has caused the Company to invest. FS/EIG Advisor has agreed to offset the amount of any structuring or other upfront fees received by FS/EIG Advisor against the management fees payable by the Company under the FS/EIG Investment Advisory and Administrative Services Agreement . During the six months ended June 30, 2021 and 2020, $323,000 and $450,000, respectively, of structuring or other upfront fees received by FS/EIG Advisor were offset against management fees.
Pursuant to the FS/EIG Investment Advisory and Administrative Services Agreement , FS/EIG Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. FS/EIG Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s shareholders and reports filed with the Securities and Exchange Commission, or SEC.
The Company reimburses FS/EIG Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FS/EIG Advisor’s allocable portion of the compensation and/or related expenses of certain personnel of FS Investments and EIG providing administrative services to the Company on behalf of FS/EIG Advisor, and for transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. The Company reimburses FS/EIG Advisor no less than quarterly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) FS/EIG Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FS/EIG Advisor allocates the cost of such services to the Company based on factors such as time allocations and other reasonable metrics. The Company’s board of trustees reviews the methodology employed in determining how the expenses are allocated to the Company and assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company’s board of trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of trustees, among other things, compares the total amount paid to FS/EIG Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The Company does not reimburse FS/EIG Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS/EIG Advisor.
The following table describes the fees and expenses accrued under the FS Advisor investment advisory agreement and FS/EIG investment advisory agreement during the six months ended June 30, 2021 and 2020 and the years ended December 31, 2020 and 2019 (dollar amounts in the table below and the related notes are presented in thousands):
Related Party	Source Agreement	Description	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020	Year Ended December 31, 2020	Year Ended December 31, 2019
FS Advisor and FS/EIG Advisor	FSIA Investment Advisory and Administrative Services Agreement and FS/EIG Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$20,605	$27,543	$48,323	$62,534
FS Advisor and FS/EIG Advisor	FSIA Investment Advisory and Administrative Services Agreement and FS/EIG Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(2)	$3,023	$2,309	$6,579	$4,760

(1)
During the six months ended June 30, 2021 and 2020, $20,804 and $19,110, respectively, in base management fees were paid to FS/EIG Advisor. The base management fee amount shown in the table above is shown net of $323 and $450 in structuring or other upfront fees received by FS/EIG Advisor and offset against base management fees for the six months ended June 30, 2021 and 2020, respectively. As of June 30, 2021, $9,957 in base management fees were payable to FS/EIG Advisor. See above for a discussion of FS/EIG Advisor’s election to defer payment of a portion of the base management fee to which it was entitled. During the years ended December 31, 2020 and 2019, $53,749 and $63,358 in base management fees were paid to the Advisor. The base management fee amounts shown in the table above for the years ended December 31, 2020 and 2019 are shown net of $706 and $5,992, respectively, in structuring or other upfront fees received by the Advisor and offset against base management fees.

(2)
During the six months ended June 30, 2021 and 2020, $2,002 and $1,637, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FS/EIG Advisor and the remainder related to other reimbursable expenses. The Company paid $2,197 and $1,793 in administrative services expenses to FS/EIG Advisor, or its affiliates, during the six months ended June 30, 2021 and 2020, respectively. During the years ended December 31, 2020 and 2019, $3,821 and $2,914, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FS Advisor and/or FS/EIG Advisor and the remainder related to other reimbursable expenses. The Company paid $5,316 and $3,662, respectively, in administrative services expenses to FS Advisor and/or FS/EIG Advisor, or its affiliates, during the years ended December 31, 2020 and 2019.

Exemptive Relief
As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013 (the “Order”), the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of its former investment advisor FS KKR Capital Corp., or collectively the Company’s co-investment affiliates. Effective April 9, 2018 (the “JV Effective Date”), and in connection with the transition of advisory services to a joint advisory relationship with EIG, the Company’s board of trustees has authorized and directed that the Company (i) withdraw from the Order, except with respect to any transaction in which the Company participated in reliance on the Order prior to the JV Effective Date, and (ii) rely on an exemptive relief order dated April 10, 2018, granted to EIG and its affiliates, which permits the Company to participate in co-investment transactions with certain other EIG advised funds (the “EIG Order”).
Potential Conflicts of Interest
The members of the senior management and investment teams of FS/EIG Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel, including in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or EIG. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s shareholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, the Company relies on FS/EIG Advisor to manage its day-to-day activities and to implement its investment strategy. FS/EIG Advisor, FS Investments, EIG and certain of their respective affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Company. As a result of these activities, FS/EIG Advisor, FS Investments, EIG, their employees and certain of their affiliates will have conflicts of interest in allocating their time between the Company and other activities in which they are or may become involved, including the management of other entities affiliated with FS Investments or EIG. FS/EIG Advisor and its employees will devote only as much of its or their time to the Company’s business as FS/EIG Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
FS/EIG Advisor’s affiliates and its personnel are simultaneously providing investment advisory services to other affiliated entities. FS/EIG Advisor may determine that it is appropriate for the Company and one or more other investment accounts managed by FS/EIG Advisor’s affiliates to participate in an investment opportunity. To the extent the Company is able to make co-investments with investment accounts managed by FS/EIG Advisor or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Company and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to the Company and other participating accounts. To mitigate these conflicts, FS/EIG Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction. As affiliates of FS Investments and EIG currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than to the Company.
Required Vote
Each trustee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the trustee nominee with the most votes for a particular seat is elected for that seat. Because all of the trustee nominees are running unopposed, all eight trustee nominees are expected to be elected as trustees of the Company, as all nominees who receive votes in favor will be elected. Each share may be voted for as many individuals as there are trustee nominees and for whose election the share is entitled to be voted. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Trustee Proposal. Common Shares represented by broker non-votes are not considered votes cast and thus have no effect on the Trustee Proposal. Shareholders may not cumulate their votes.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP, 518 Township Line Road, Suite 300, Blue Bell, Pennsylvania 19422, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. RSM US LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2011 through 2020. The Company knows of no direct financial or material indirect financial interest of RSM US LLP in the Company. A representative of RSM US LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.
Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of RSM US LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint RSM US LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.
Fees
Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to the Company by RSM US LLP for professional services performed for the Company’s fiscal years ended December 31, 2020 and 2019:
Fiscal Year	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)
2020	$465,551	—	—	—
2019	$450,625	—	—	—

(1)
“Audit-Related Fees” are those fees billed to the Company by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of the Company’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

(2)
“All Other Fees” are those fees, if any, billed to the Company by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures
The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Company’s independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for FS/EIG Advisor and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management. All of the audit and non-audit services described above for which RSM US LLP invoiced the Company for the fiscal years ended December 31, 2020 and 2019 were pre-approved by the Audit Committee.
Audit Committee Report
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and RSM US LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended

December 31, 2020. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communication with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by RSM US LLP in order to assure that the provision of such service does not impair the firm’s independence.
Any request for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.
The Audit Committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the Audit Committee concerning independence, and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting RSM US LLP from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2020 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC. The Audit Committee also recommended the appointment of RSM US LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
Audit Committee Members:
Gregory P. Chandler, Chairman
Charles P. Pizzi
Pedro A. Ramos
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Common Shares, there will not be any broker non-votes with respect to the Accountant Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2021.

SUBMISSION OF SHAREHOLDER PROPOSALS
The Company’s Second Amended and Restated Bylaws require the Company to hold an annual meeting of the shareholders for the election of trustees and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company’s outstanding Common Shares entitled to vote. Any shareholder that wishes to submit a proposal for consideration at a subsequent meeting of the shareholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 promulgated under the Exchange Act and must be received by the Company in accordance with the Company’s Second Amended and Restated Bylaws and any other applicable law, rule or regulation regarding trustee nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each trustee nominee: full name, age and address; class, series and number of Common Shares beneficially owned by the nominee, if any; the date such Common Shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of trustees in an election contest or is otherwise required.
Pursuant to the Company’s Second Amended and Restated Bylaws, for a trustee nomination or other business to be considered for the next annual meeting of shareholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before July 20, 2022, but not before June 20, 2022, which such dates are the 90th day and 120th day, respectively, prior to the first anniversary of the date of mailing of the notice for the 2021 meeting of shareholders. In the event that the date of mailing of the notice for the Company’s 2021 annual meeting of shareholders is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for 2021 annual meeting of shareholders, which is expected to mailed on or about October 18, 2021, a notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2022 annual meeting of shareholders and not later than close of business on the later of the 90th day prior to the date of mailing of the notice for the 2022 annual meeting of shareholders or the tenth day following the day on which public announcement of the date of mailing of the notice for the 2022 annual meeting of shareholders is first made. The timely submission of a proposal does not guarantee its inclusion.
Any shareholder proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2022 annual meeting of shareholders must be received by the Company on or before June 20, 2022 (or if the 2022 annual meeting of shareholders is held more than 30 days before or after the first anniversary of the 2021 annual meeting of shareholders, the Company must receive such proposal within a reasonable time prior to the Company beginning to print and distribute proxy materials for such meeting). Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Secretary.
OTHER MATTERS TO COME BEFORE THE MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

ANNUAL REPORT
We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 to any stockholder upon request. Requests should be directed to the Secretary of the Company, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
INVESTMENT ADVISER AND ADMINISTRATOR AND SUB-ADMINISTRATOR
Set forth below are the names and addresses of the Company’s investment adviser and administrator and sub-administrator:
INVESTMENT ADVISER AND ADMINISTRATOR	SUB-ADMINISTRATOR
FS/EIG Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	State Street Bank and Trust Company One Lincoln Street Mailstop SUM 0703 Boston, MA 02111
PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET OR BY TELEPHONE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Your Vote Counts!FS ENERGY AND POWER FUND201 ROUSE BLVD.PHILADELPHIA, PA 19112FS ENERGY AND POWER FUND2021 Annual MeetingVote by December 9, 202111:59 PM ETYou invested in FS ENERGY AND POWER FUND and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 10, 2021.Get informed before you voteView the Notice and Proxy Statement, Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.Vote in Person at the Meeting*December 10, 202110:30 a.m., Eastern Time201 Rouse Blvd.Philadelphia, PA 19112*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Smartphone usersPoint your camera here and vote without entering a control numberV1.1For complete information and to vote, visit www.ProxyVote.com

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.Voting ItemsBoard RecommendsD61124-P6260901) Sidney R. Brown02) Gregory P. Chandler03) Michael C. Forman04) Richard I. Goldstein05) Kathleen A. McGinty06) Charles P. Pizzi07) Pedro A. Ramos08) R. Blair Thomas1. Election of Trustees ForNominees:2. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. ForNOTE: Such other business as may properly come before the meeting or any adjournment thereof.Prefer

FS ENERGY AND POWER FUND 201 ROUSE BLVD.PHILADELPHIA, PA 19112 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.GENERAL QUESTIONS1-888-991-1292VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote
Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD61120-P62609! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.FS ENERGY AND POWER FUND201 ROUSE BLVD.PHILADELPHIA, PA 19112FS ENERGY AND POWER FUNDThe Board of Trustees recommends you vote FOR thefollowing:01. Sidney R. Brown02. Gregory P. Chandler03. Michael C. Forman04. Richard I. Goldstein05. Kathleen A. McGinty06. Charles P. Pizzi07. Pedro A. Ramos08. R. Blair Thomas2. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com. FS ENERGY AND POWER FUNDAnnual Meeting of ShareholdersDecember 10, 2021This proxy is solicited by the Board of TrusteesThe undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2021 Annual Meeting of Shareholders of FS Energy and Power Fund, a Delaware statutory trust(the "Company"), to be held at 10:30 a.m., Eastern Time, on December 10, 2021, at the offices of the Company located at201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the "Annual Meeting"), and vote as designated on the reverse side of this proxy card all of the common shares of beneficial interest, par value $0.001 per share, of the Company ("Common Shares") held of record by the undersigned.The proxy statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being mailed on or aboutOctober 18, 2021 to shareholders of record as of October 14, 2021 and are available at www.proxyvote.com. All properly executed proxies representing Common Shares received prior to the Annual
Meeting will be voted in accordance with the instructions marked thereon. If no instructions are marked, the Common Shares will be voted FOR the proposal to elect each of the trustee nominees listed in Proposal 1and FOR the proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm.If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including any motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of trustees of the Company knows of no other business to be presented at the Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.Continued and to be signed on reverse side